SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2024

Charter Communications, Inc.
CCO Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.
Stamford, Connecticut 06902
(Address of principal executive offices, including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. REGULATION FD DISCLOSURE.

As previously disclosed, on November 12, 2024, Charter Communications, Inc., a Delaware corporation (“Charter”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Charter, Liberty Broadband Corporation, a Delaware corporation (“Liberty Broadband”), Fusion Merger Sub 1, LLC, a single member Delaware limited liability company and a wholly owned subsidiary of Charter (“Merger LLC”), and Fusion Merger Sub 2, Inc., a Delaware corporation and a wholly owned subsidiary of Merger LLC (“Merger Sub”).  The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of certain specified conditions set forth therein, (i) the merger of Merger Sub with and into Liberty Broadband (the “Merger”), with Liberty Broadband surviving the Merger as a wholly owned subsidiary of Merger LLC, and (ii) immediately following the Merger, the merger of Liberty Broadband (as the surviving corporation in the Merger) with and into Merger LLC (the “Upstream Merger”, and together with the Merger, the “Combination”), with Merger LLC surviving the Upstream Merger as a wholly owned subsidiary of Charter.

Charter is filing this Current Report on Form 8-K to provide certain pro forma financial information regarding the Combination as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023. The unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023 are intended to reflect the impact of the Combination on the consolidated financial statements of Charter as if the Combination had occurred as of September 30, 2024 for the unaudited pro forma condensed combined balance sheet and as of January 1, 2023 for the unaudited pro forma condensed combined statements of operations. We believe our presentation of this pro forma financial information provides investors with greater transparency and supplemental data relating to the pro forma financial position and results of operations of Charter based on the historical financial statements and accounting records of Charter and Liberty Broadband and the related significant pro forma transaction accounting adjustments. This pro forma financial information is provided to Charter stockholders solely for informational purposes.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of Charter or CCO Holdings, LLC under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description

99.1
Unaudited pro forma condensed combined financial statements of Charter Communications, Inc. as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023, and the accompanying notes thereto.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Cautionary Note Regarding Forward Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, regarding, among other things, the proposed transaction between Charter and Liberty Broadband. Although we believe that our plans, intentions and expectations as reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation: (i) the effect of the announcement of the proposed transaction on the ability of Charter and Liberty Broadband to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (ii) the timing of the proposed transaction; (iii) the ability to satisfy closing conditions to the completion of the proposed transaction (including stockholder and regulatory approvals); (iv) the possibility that the transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (v) the ability of Liberty Broadband to consummate the spin-off of its GCI business; (vi) litigation relating to the proposed transaction; (vii) other risks related to the completion of the proposed transaction and actions related thereto; and (viii) the factors described under “Risk Factors” from time to time in Charter’s and Liberty Broadband’s filings with the SEC.  Many of the forward-looking statements contained in this communication may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “initiatives,” “seek,” “would,” “could,” “continue,” “ongoing,” “upside,” “increases,” “grow,” “focused on” and “potential,” among others.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Charter nor Liberty Broadband assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information

Charter intends to file a registration statement on Form S-4 with the SEC to register the shares of Charter Class A common stock and Charter Series A cumulative redeemable preferred stock that will be issued to Liberty Broadband stockholders in connection with the proposed transaction. The registration statement will include a joint proxy statement of Charter and Liberty Broadband that will also constitute a prospectus of Charter. Investors and security holders of Charter and Liberty Broadband are urged to read the registration statement, joint proxy statement, prospectus and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Charter and Liberty Broadband, as applicable.  Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Charter or Liberty Broadband through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Charter or Liberty Broadband at:

Charter Communications, Inc.	Liberty Broadband Corporation
400 Washington Blvd. Stamford, CT 06902 Attention: Investor Relations Telephone: (203) 905-7801	12300 Liberty Boulevard, Englewood, Colorado 80112 Attention: Investor Relations Telephone: (720) 875-5700

Participants in Solicitation

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Charter, Liberty Broadband and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website http://www.sec.gov.

Charter anticipates that the following individuals will be participants (the “Charter Participants”) in the solicitation of proxies from holders of Charter common stock in connection with the proposed transaction: Eric L. Zinterhofer, Non-Executive Chairman of the Charter Board, W. Lance Conn, Kim C. Goodman, Gregory B. Maffei, John D. Markley, Jr., David C. Merritt, James E. Meyer, Steven A. Miron, Balan Nair, Michael A. Newhouse, Mauricio Ramos and Carolyn J. Slaski, all of whom are members of the Charter Board, Christopher L. Winfrey, President, Chief Executive Officer and Director, Jessica M. Fischer, Chief Financial Officer, and Kevin D. Howard, Executive Vice President, Chief Accounting Officer and Controller.  Information about the Charter Participants, including a description of their direct or indirect interests, by security holdings or otherwise, and Charter’s transactions with related persons is set forth in the sections entitled “Proposal No. 1: Election of Directors”, “Compensation Committee Interlocks and Insider Participation”, “Compensation Discussion and Analysis”, “Certain Beneficial Owners of Charter Class A Common Stock”, “Certain Relationships and Related Transactions”, “Proposal No. 2: Increase the Number of Shares in 2019 Stock Incentive Plan”, “Pay Versus Performance” and “CEO Pay Ratio” contained in Charter’s definitive proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on March 14, 2024 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1091667/000119312524067965/d534477ddef14a.htm) and other documents subsequently filed by Charter with the SEC. To the extent holdings of Charter stock by the directors and executive officers of Charter have changed from the amounts of Charter stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Liberty Broadband anticipates that the following individuals will be participants (the “Liberty Broadband Participants”) in the solicitation of proxies from holders of shares of Liberty Broadband Series A common stock, Liberty Broadband Series B common stock and Liberty Broadband Series A cumulative redeemable preferred stock in connection with the proposed transaction: John C. Malone, Chairman of the Liberty Broadband Board, Gregg L. Engles, Julie D. Frist, Richard R. Green, Sue Ann R. Hamilton, J. David Wargo and John E. Welsh III, all of whom are members of the Liberty Broadband Board, Gregory B. Maffei, Liberty Broadband’s President, Chief Executive Officer and Director, and Brian J. Wendling, Liberty Broadband’s Chief Accounting Officer and Principal Financial Officer. Information regarding the Liberty Broadband Participants, including a description of their direct or indirect interests, by security holdings or otherwise, and Liberty Broadband’s transactions with related persons is set forth in the sections entitled “Proposal 1 – The Election of Directors Proposal”, “Director Compensation”, “Proposal 3 – The Incentive Plan Proposal”, “Proposal 4 – The Say-On-Pay Proposal”, “Executive Officers”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management” and “Certain Relationships and Related Party Transactions” contained in Liberty Broadband’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 25, 2024 (which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/1611983/000110465924051479/tm242809d6_def14a.htm) and other documents subsequently filed by Liberty Broadband with the SEC.  To the extent holdings of Liberty Broadband stock by the directors and executive officers of Liberty Broadband have changed from the amounts of Liberty Broadband stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC. Free copies of these documents may be obtained as described above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc. and CCO Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: December 13, 2024		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: December 13, 2024		Executive Vice President, Chief Accounting Officer and Controller